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                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               Form 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

                   NEW ENGLAND BUSINESS SERVICE, INC.
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          (Exact name of registrant as specified in its charter)

Delaware                          1-11427           04-2942374
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(State or other jurisdiction   (Commission            (IRS Employer
 of incorporation)              File Number)    Identification No.)

        500 Main Street, Groton, MA                     01471
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    (Address of principal executive offices)          (ZIP Code)

Registrant's telephone number, including area code:  (978) 448-6111
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits.
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99.  Press release dated October 22, 2003, announcing earnings for the fiscal quarter ended September 27, 2003.

Item 12.  Disclosure of Results of Operations and Financial Condition
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The following information is furnished pursuant to Item 12, "Disclosure of
Results of Operations and Financial Condition."

On October 22, 2003, New England Business Service, Inc. issued a press release setting forth its earnings for the fiscal quarter ended September 27, 2003. A copy of the press release is filed as Exhibit 99 hereto and is incorporated herein by reference.

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEW ENGLAND BUSINESS SERVICE, INC.
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                                                (Registrant)

October 22, 2003                            DANIEL M. JUNIUS
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    Date                                    Daniel M. Junius
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer